                                                                      Exhibit 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Retirement and Savings Plan, the Convergys CMG Retirement Savings Plan, the Convergys Corporation Employee Stock Purchase Plan, the Convergys Corporation 1998 Long Term Incentive Plan and the Convergys Corporation Executive Deferred Compensation Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of December, 1998.

                                                  /s/ BRIAN H. ROWE
                                                  -----------------
                                                  Brian H. Rowe
                                                  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Retirement and Savings Plan, the Convergys CMG Retirement Savings Plan, the Convergys Corporation Employee Stock Purchase Plan, the Convergys Corporation 1998 Long Term Incentive Plan and the Convergys Corporation Executive Deferred Compensation Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of December, 1998.

                                                  /s/ JAMES F. ORR
                                                  ----------------
                                                  James F. Orr
                                                  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Retirement and Savings Plan, the Convergys CMG Retirement Savings Plan, the Convergys Corporation Employee Stock Purchase Plan, the Convergys Corporation 1998 Long Term Incentive Plan and the Convergys Corporation Executive Deferred Compensation Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of December, 1998.

                                                  /s/ CHARLES S. MECHEM, JR.
                                                  --------------------------
                                                  Charles S. Mechem, Jr.
                                                  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Retirement and Savings Plan, the Convergys CMG Retirement Savings Plan, the Convergys Corporation Employee Stock Purchase Plan, the Convergys Corporation 1998 Long Term Incentive Plan and the Convergys Corporation Executive Deferred Compensation Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of December, 1998.

                                                  /s/ STEVEN C. MASON
                                                  -------------------
                                                  Steven C. Mason
                                                  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Retirement and Savings Plan, the Convergys CMG Retirement Savings Plan, the Convergys Corporation Employee Stock Purchase Plan, the Convergys Corporation 1998 Long Term Incentive Plan and the Convergys Corporation Executive Deferred Compensation Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of December, 1998.

                                                  /s/ ROGER L. HOWE
                                                  -----------------
                                                  Roger L. Howe
                                                  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Retirement and Savings Plan, the Convergys CMG Retirement Savings Plan, the Convergys Corporation Employee Stock Purchase Plan, the Convergys Corporation 1998 Long Term Incentive Plan and the Convergys Corporation Executive Deferred Compensation Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of December, 1998.

                                                  /s/ JUDITH G. BOYNTON
                                                  ---------------------
                                                  Judith G. Boynton
                                                  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Retirement and Savings Plan, the Convergys CMG Retirement Savings Plan, the Convergys Corporation Employee Stock Purchase Plan, the Convergys Corporation 1998 Long Term Incentive Plan and the Convergys Corporation Executive Deferred Compensation Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of December, 1998.

                                                  /s/ JOHN F. BARRETT
                                                  -------------------
                                                  John F. Barrett
                                                  Director